Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (the “Agreement”) dated as of June 11, 2007 is entered into by and between Aspect Medical Systems, Inc., a Delaware corporation (the “Company”), and Boston Scientific Corporation, a Delaware corporation (“BSC”).
Recitals
     WHEREAS, the Company and BSC have entered into a Termination and Repurchase Agreement of even date herewith (the “Repurchase Agreement”); and
     WHEREAS, the Company and BSC desire to provide for certain arrangements with respect to the registration of shares of common stock of the Company under the Securities Act of 1933.
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Certain Definitions.
     As used in this Agreement, the following terms shall have the following respective meanings:
     “Affiliate” shall have the meaning assigned to it in Rule 12b-2 of the Exchange Act.
     “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
     “Common Stock” means the common stock, $0.01 par value per share, of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
     “person” (whether such term is capitalized or not) means an individual, corporation, partnership, limited liability company, joint venture, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity.
     “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Purchaser Indemnified Persons” shall have the meaning specified in Section 2.4(a).

     “Registrable Shares” means any Shares and any other shares of Common Stock issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) upon any sale in any manner to a person or entity which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided by this Agreement, or (iii) if, as of termination of the Call Option (as defined in the Repurchase Agreement), the Shares held by BSC (less any Shares for which Aspect has exercised the Call Option) represent less than 10% of the outstanding Common Stock of Aspect.
     “Registration Expenses” means the expenses described in Section 2.3.
     “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).
     “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
     “Shares” means the 6,013,239 shares of Common Stock held of record by BSC as of the date of this Agreement which (i) are not repurchased by Aspect pursuant to the Repurchase Agreement, or (ii) with respect to which Aspect has not exercised the Call Option (as defined in Section 3.2.1 of the Repurchase Agreement).
     2. Registration.
          2.1 Registration Rights.
               (a) At any time on or after December 12, 2007, BSC may request, in writing, that the Company effect a registration on Form S-3 (or any successor form) for the purpose of registering for resale, under the Securities Act, all or any portion of the Registrable Shares then owned by BSC.
               (b) Upon receipt of any request for registration pursuant to Section 2.1(a) of this Agreement, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Registrable Shares which the Company has been requested to so register.
               (c) The Company shall not be required to effect more than one (1) registration pursuant to this Agreement. Any Registration Statement to be filed by the Company hereunder shall permit BSC to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (of any similar rule then in effect), any or all of the Registrable Shares. The Company shall be required to keep each Registration Statement effective until such date that is the later of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, or (ii) the date when BSC beneficially owns fewer than 10% of the outstanding shares of Common Stock, provided that in no event shall the Company be required to keep the Registration Statement effective after the date that is four years from the initial effective date of such Registration Statement (the “Termination Date”). Thereafter, the Company shall be entitled to withdraw the Registration Statement and BSC shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement. For purposes of the first sentence of this Section 2.1(c), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless BSC withdraws its request for such registration (other than as a result of material information concerning the business or financial condition of the Company which is first made known to BSC after the date on which such registration was requested) and elects not to pay the Registration Expenses therefore pursuant to Section 2.3).
               (d) If at the time of any request to register Registrable Shares by BSC pursuant to Section 2.1(a): (i) the Company is engaged or has plans to engage, within 30 days thereafter, in a registered public offering, (ii) is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors (the “Board”), would be adversely affected by the requested registration or (iii) the filing of a Registration Statement would require premature disclosure in the Registration Statement (and the Prospectus relating thereto) of material nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, then the Company, upon furnishing a certificate to BSC signed by an executive officer of the Company stating that for one of the foregoing reasons (which reason need not be identified), may at its option direct that such request be delayed for a period not in excess of 75 days from the date of such request; provided, however, that the Company may not utilize this right more than once in any twelve-month period.
          2.2 Registration Procedures.
               (a) If and whenever BSC requests that the Company effect the registration of the Registrable Shares under the Securities Act, the Company shall:
                    (i) file with the Commission a Registration Statement on Form S-3 (or any successor form) with respect to such Registrable Shares, which includes in the Prospectus included therein the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A, and use its best efforts to cause that Registration Statement to become effective as soon as possible;
                    (ii) as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective until the Termination Date;
                    (iii) as expeditiously as possible, furnish to BSC such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as BSC may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by BSC;
                    (iv) as expeditiously as possible, use its commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as BSC shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable BSC to consummate the public sale or other disposition in such states of such Registrable Shares owned by BSC; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;
                    (v) as expeditiously as possible, cause all such Registrable Shares covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
                    (vi) as expeditiously as possible, notify BSC, after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and
                    (vii) as expeditiously as possible following the effectiveness of such Registration Statement, notify BSC of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.
               (b) If the Company has delivered a Prospectus to BSC and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall, as expeditiously as possible, notify BSC and, if requested, BSC shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide BSC with revised Prospectuses and, following receipt of the revised Prospectuses, BSC shall be free to resume making offers of the Registrable Shares.
               (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement filed by the Company pursuant to this Agreement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify BSC to such effect, and, upon receipt of such notice, BSC shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until BSC has received copies of a supplemented or amended Prospectus or until BSC is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.2(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.
          2.3 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section

2.1 is withdrawn at the request of BSC (other than as a result of information concerning the business or financial condition of the Company which is first made known to BSC after the date on which such registration was requested pursuant to Section 2.1(a)) and if BSC elects not to have such registration counted as a registration requested under Section 2.1, BSC shall pay the Registration Expenses of such registration. For purposes of this Section, the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Agreement with respect to registering the Registrable Shares, including, without limitation, all registration and filing fees, Nasdaq and exchange listing fees, printing expenses, fees and expenses of counsel for the Company, compensation of the employees of the Company and the reasonable fees and expenses of one counsel selected by BSC to represent BSC in connection with registering the Registrable Shares, state Blue Sky fees and expenses in connection with the Registrable Shares, and the expense of any special audits incident to or required by any such registration, but excluding brokerage and selling commissions.
          2.4 Indemnification and Contribution.
               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless BSC and each of its Affiliates, and the officers, directors, employees and partners, and each other person, if any, who controls BSC or its Affiliates within the meaning of the Securities Act or the Exchange Act (collectively, “Purchaser Indemnified Persons”), against any losses, claims, damages or liabilities, joint or several, to which BSC Indemnified Persons may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any Registration Statement filed pursuant to this Agreement or any offering contemplated thereby; and the Company will reimburse BSC Indemnified Persons for any legal or any other expenses reasonably incurred by such Purchaser Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Purchaser Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary Prospectus or final Prospectus, or any such amendment or supplement to such Registration Statement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser Indemnified Person for use in the preparation thereof; provided, further, that the indemnity agreement contained in this Section 2.4(a) shall not apply to statements made in a preliminary Prospectus to the extent that those statements were corrected in a later preliminary or final Prospectus or supplement or amendment thereto that was supplied to BSC Indemnified Person and such Purchaser Indemnified Person failed to deliver that later preliminary or final Prospectus or amendment or supplement thereto.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, BSC will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to BSC furnished in writing to the Company by or on behalf of BSC specifically for use in connection with the preparation of such Registration Statement, Prospectus, amendment or supplement; and BSC will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligations of BSC hereunder shall be limited to an amount equal to the net proceeds to BSC of Registrable Shares sold in connection with such registration.
               (c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such reasonable expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the reasonable expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.4 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and BSC on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company and BSC shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or BSC and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and BSC agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.4, in no case shall BSC be liable or responsible for any amount in excess of the net proceeds received by BSC from the offering of Registrable Shares. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.
               (e) The rights and obligations of the Company and BSC under this Section 2.4 shall survive the termination of this Agreement.
          2.5 Information by Holder. BSC shall furnish to the Company such information regarding BSC and the distribution proposed by BSC as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.
          2.6 Rule 144 Requirements. The Company agrees to:
               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;
               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
               (c) so long as BSC owns any Registrable Shares, to furnish to BSC forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as BSC may reasonably request in complying with any rule or regulation of the SEC allowing BSC to sell any such securities without registration.
          2.7 Termination. All of the Company’s obligations to register Registrable Shares under Sections 2.1 of this Agreement shall terminate on the fourth anniversary of the end of the Lock-Up Period (as such term is defined in the Repurchase Agreement).
     3. Transfers of Rights. This Agreement, and the rights and obligations of BSC hereunder, may not be assigned by BSC except to a Subsidiary of BSC, provided that such subsidiary becomes a party to this Agreement prior to any assignment under this Section 3. For the purposes of this Section 3, a “Subsidiary” shall mean any entity of which BSC is the direct or indirect record owner of a majority of the voting equity of such entity or any entity of which is the direct or indirect record owner of a majority of the voting equity of BSC.
     4. General.
               (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
               (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of the other party hereto and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.
               (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).
               (d) Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:
     If to the Company, at One Upland Road, Norwood, Massachusetts 02062, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to BSC, with a copy to Susan W. Murley, Esq., Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109-1803; and
     If to BSC, at One Boston Scientific Place, Natick, Massachusetts 01760-1537, Attention: Treasurer, or at such other address or addresses as may have been furnished in writing by BSC to the Company, with a copy to Assistant General Counsel, Boston Scientific Corporation, One Boston Scientific Place, Natick, Massachusetts 01760-1537.
     Either party hereto may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the other party hereto. Either party hereto may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party hereto notice in the manner set forth in this Section.
               (e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.
               (f) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, on the one hand, and BSC, on the other hand. Any such amendment, termination or waiver effected in accordance with this Section 4(f) shall be binding on all parties hereto. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
               (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
               (h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signature.
               (i) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.
               (j) Third-Party Beneficiaries. Except for the rights conferred on BSC pursuant to this Agreement, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

     Executed as of the date first written above.

ASPECT MEDICAL SYSTEMS, INC.

By:	/s/ Nassib Chamoun

	Name:	Nassib Chamoun

	Title:	President & CEO

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence C. Best

	Name:	Lawrence C. Best

	Title:	EVP

Signature page to the Registration Rights Agreement

Exhibit A
PLAN OF DISTRIBUTION
     The shares covered by this prospectus may be offered and sold from time to time by the selling stockholder. The term “selling stockholder” includes donees, pledgees, transferees or other successors-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other non-sale related transfer. The selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The selling stockholder may sell its shares by one or more of, or a combination of, the following methods:
•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	an over-the-counter distribution in accordance with the rules of the Nasdaq National Market;

•	in privately negotiated transactions; and

•	in options transactions.
     In addition, any shares that qualify for sale pursuant to Rule 144 under the Securities Act of 1933 may be sold under Rule 144 rather than pursuant to this prospectus.
     To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or otherwise, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the selling stockholder. The selling stockholder may also sell the common stock short and redeliver the shares to close out such short positions. The selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).

A-1

     In effecting sales, broker-dealers or agents engaged by the selling stockholder may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale.
     In offering the shares covered by this prospectus, the selling stockholder and any broker-dealers who execute sales for the selling stockholder may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any profits realized by the selling stockholder and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions.
     In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
     We have advised the selling stockholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholder and its affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
     At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering.
     We have agreed to indemnify the selling stockholder against certain liabilities, including certain liabilities under the Securities Act.
     We have agreed with the selling stockholder to keep the Registration Statement of which this prospectus constitutes a part effective until the earlier of (i) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the Registration Statement or (ii) two years from the initial effective date of the Registration Statement.

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